UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2006

PROPEX INC.

(Exact name of registrant as specified in its charter)

Delaware	333-122829	36-2692811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6025 Lee Highway, Suite 425

Chattanooga, Tennessee 37421

(Address of principal executive offices, including zip code)

(423) 855-1466

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with his planned departure on December 15, 2006, discussed under Item 5.02 below, on November 30, 2006, Mr. John Stover, Vice President and General Counsel, Propex Holdings Inc. and Propex Inc. (the “Company”) entered into a Separation Agreement (the “Agreement”), dated as of November 21, 2006. The Agreement provides for a severance and bonus payment to Mr. Stover and the repurchase of the common shares of Propex Holdings Inc. held by Mr. Stover. A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 30, 2006, the Company and Propex Holdings Inc. entered into a Separation Agreement with Mr. John Stover, Vice President and General Counsel. Mr. Stover will be leaving the Company on December 15, 2006.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1	Separation Agreement signed November 30, 2006, dated as of November 21, 2006, among Propex Inc., Propex Holdings Inc. and John Stover.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPEX INC.

Dated: December 4, 2006	By:	/s/ Lee McCarter
Lee McCarter
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement signed November 30, 2006, dated as of November 21, 2006, among Propex Inc., Propex Holdings Inc. and John Stover.